                             CUSTODIAL AGREEMENT

            THIS CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time,  the  "Agreement"),  dated as of October 30, 2006,  by and among U.S.
BANK NATIONAL  ASSOCIATION,  as trustee  (including its  successors  under the
Pooling Agreement defined below, the "Trustee"),  RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC., as company  (together with any successor in interest,  the
"Company"),  RESIDENTIAL  FUNDING COMPANY,  LLC, as master servicer  (together with any  successor  in interest  or  successor  under the  Pooling  Agreement referred  to below,  the  "Master  Servicer"),  and  WELLS  FARGO  BANK,  N.A.
(together   with  any  successor  in  interest  or  any  successor   appointed
hereunder, the "Custodian").

                        W I T N E S S E T H  T H A T:

            WHEREAS,  the Company,  the Master Servicer,  and the Trustee have entered  into a  Series  Supplement,  dated as of  October  30,  2006,  to the
Standard  Terms of Pooling and  Servicing  Agreement,  dated as of October 30,
2006,  relating to the issuance of Residential  Funding Mortgage Securities I,
Inc., Mortgage Pass-Through  Certificates,  Series 2006-SA4 (collectively,  as in effect on the date of this  Agreement,  the "Original  Pooling  Agreement,"
and as amended and supplemented  from time to time, the "Pooling  Agreement");
and

            WHEREAS,  the Custodian has agreed to act as agent for the Trustee for the  purposes  of  receiving  and  holding  certain  documents  and  other instruments  delivered  by the  Company  and the  Master  Servicer  under  the
Pooling  Agreement,  all upon the  terms and  conditions  and  subject  to the limitations hereinafter set forth;

            NOW,  THEREFORE,  in  consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the Trustee, the Company, the
Master Servicer and the Custodian hereby agree as follows:

ARTICLE I

                                 DEFINITIONS

            Capitalized  terms used in this  Agreement and not defined  herein shall have the meanings  assigned in the Original  Pooling  Agreement,  unless otherwise required by the context herein.

ARTICLE II

                        CUSTODY OF MORTGAGE DOCUMENTS

Section 2.1 Custodian to Act as Agent; Acceptance of Mortgage Files.  The
Company and the Master Servicer hereby direct the Trustee to appoint Wells
Fargo Bank, N.A., as Custodian (the "Custodian"), as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto
(the "Mortgage Files") and declares that it holds and will hold the Mortgage
Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

Section 2.2 Recordation of Assignments.  If any Mortgage File includes one or more  assignments of the related Mortgages to the Trustee that have not been recorded, each such assignment shall be delivered by the Custodian to the
Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3 Review of Mortgage Files.

(a)   On or prior to the Closing Date, the Custodian shall deliver to the
Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the
Schedule attached hereto (the "Mortgage Loan Schedule").  The parties hereto acknowledge that certain documents referred to in Subsection 2.01(b)(i) of the Pooling Agreement may be missing on or prior to the Closing Date, and such missing documents shall be listed as a schedule to Exhibit One.

(b)   Within 45 days after the Closing Date, the Custodian agrees, for the benefit of Certificateholders, to review each Mortgage File and to deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit
Two to the effect that all documents required to be delivered pursuant to
Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage
Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification.  For purposes of such review, the Custodian shall compare the following information in each Mortgage File to the corresponding information in the Mortgage Loan Schedule: (i) the loan number, (ii) the borrower name and (iii) the original principal balance.  In the event that any Mortgage Note or Assignment of Mortgage has been delivered to the
Custodian by the Company in blank, the Custodian, upon the direction of the
Company, shall cause each such Mortgage Note to be endorsed to the Trustee and each such Assignment of Mortgage to be completed in the name of the
Trustee prior to the date on which such Interim Certification is delivered to the Trustee.  Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement, the Custodian
agrees, for the benefit of the Certificateholders, to review each such document, and upon the written request of the Trustee to deliver to the
Trustee an updated Schedule A to the Interim Certification.  The Custodian
shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate.  If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in respect of the items reviewed as described in this Section 2.3(b), the
Custodian shall promptly so notify the Company, the Master Servicer and the
Trustee.

(c)   Upon receipt of all documents required to be in the Mortgage Files, the
Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage
Files.

            Upon receipt of written  request from the Trustee,  the Company or the Master  Servicer,  the Custodian  shall as soon as practicable  supply the
Trustee with a list of all of the  documents  relating to the  Mortgage  Loans required to be delivered  pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Mortgage Files.

Section 2.4 Notification of Breaches of Representations and Warranties.  If
the Custodian discovers, in the course of performing its custodial functions, a breach of a representation or warranty made by the Master Servicer or the
Company as set forth in the Pooling Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

Section 2.5 Custodian to Cooperate; Release of Mortgage Files.  Upon the
repurchase or substitution of any Mortgage Loan pursuant to Article II of the
Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by delivering to the Custodian a Request for
Release (in the form of Exhibit Four attached hereto or a mutually acceptable electronic form) and shall request delivery to it of the Mortgage File.  The
Custodian agrees, upon receipt of such Request for Release, promptly to release to the Master Servicer the related Mortgage File.  Upon written notification of a substitution, the Master Servicer shall deliver to the
Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified
Substitute Mortgage Loan, upon receiving written notification from the Master
Servicer of such substitution.

            Upon  receipt of a Request for Release  from the Master  Servicer, signed by a  Servicing  Officer,  stating  that (i) the Master  Servicer  or a
Subservicer,  as the case  may be,  has made a  deposit  into the  Certificate
Account in payment for the purchase of the related  Mortgage Loan in an amount equal to the  Purchase  Price for such  Mortgage  Loan or (ii) the Company has chosen to  substitute a Qualified  Substitute  Mortgage Loan for such Mortgage
Loan, the Custodian shall release to the Master Servicer the related  Mortgage
File.

            From  time  to  time  as  is  appropriate  for  the  servicing  or foreclosures  of any Mortgage Loan,  including,  for this purpose,  collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy,  the
Master  Servicer  shall  deliver  to  the  Custodian  a  Request  for  Release certifying as to the reason for such release.  Upon receipt of the  foregoing, the  Custodian  shall deliver the Mortgage File or such document to the Master
Servicer.  All  Mortgage  Files so  released to the Master  Servicer  shall be held by it in trust for the  Trustee  for the use and  benefit of all  present and future  Certificateholders.  The Master Servicer shall cause each Mortgage
File or any document  therein so released to be returned to the Custodian when the need  therefor  by the Master  Servicer no longer  exists,  unless (i) the
Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the Mortgage  Loan have been  deposited in the  Custodial  Account or (ii) the
Mortgage  File or such  document has been  delivered  to an attorney,  or to a public  trustee or other  public  official as required by law, for purposes of initiating or pursuing legal action or other  proceedings  for the foreclosure of the Mortgaged Property either judicially or non-judicially,  and the Master
Servicer has delivered to the Custodian an updated  Request for Release signed by a Servicing Officer  certifying as to the name and address of the Person to which such  Mortgage  File or such  document was  delivered and the purpose or purposes of such  delivery.  Immediately  upon  receipt of any  Mortgage  File returned to the Custodian by the Master Servicer,  the Custodian shall deliver a signed  acknowledgment  to the Master Servicer,  confirming  receipt of such
Mortgage File.

            Upon the request of the Master  Servicer,  the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File.

Section 2.6 Assumption Agreements.  In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the
Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE III

                           CONCERNING THE CUSTODIAN

Section 3.1 Custodian a Bailee and Agent of the Trustee.  With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage
File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage
Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the
Custodian.

            The  Master  Servicer  shall  promptly  notify  the  Custodian  in writing if it shall no longer be a member of MERS,  or if it  otherwise  shall no longer be capable of registering  and recording  Mortgage Loans using MERS.
In addition,  the Master  Servicer shall (i) promptly  notify the Custodian in writing when a MERS  Mortgage Loan is no longer  registered  with and recorded under  MERS and (ii)  concurrently  with  any  such  deregistration  of a MERS
Mortgage Loan,  prepare,  execute and record an original  assignment from MERS to the Trustee and deliver such assignment to the Custodian.

Section 3.2 Indemnification.  The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the
Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim.  Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

Section 3.3 Custodian May Own Certificates.  The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4 Master Servicer to Pay Custodian's Fees and Expenses.  The Master
Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

Section 3.5 Custodian May Resign; Trustee May Remove Custodian.  The
Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the
Mortgage Loans.  Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian.  If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The  Trustee,  at the  direction  of the Master  Servicer  and the
Company,  may remove the  Custodian  at any time.  In such event,  the Trustee shall appoint,  or petition a court of competent  jurisdiction  to appoint,  a successor Custodian  hereunder.  Any successor Custodian shall be a depository institution  subject  to  supervision  or  examination  by  federal  or  state authority  and shall be able to satisfy the other  requirements  contained  in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

            Any  resignation or removal of the Custodian and  appointment of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5 shall  become  effective  upon  acceptance  of  appointment  by the  successor
Custodian.  The  Trustee  shall  give  prompt  notice to the  Company  and the
Master  Servicer of the appointment of any successor  Custodian.  No successor
Custodian  shall be appointed by the Trustee without the prior approval of the
Company and the Master Servicer.

Section 3.6 Merger or Consolidation of Custodian.  Any Person into which the
Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 3.7 Representations of the Custodian.  The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

ARTICLE IV

                        COMPLIANCE WITH REGULATION AB

Section 4.1 Intent of the Parties; Reasonableness.  The parties hereto acknowledge and agree that the purpose of this Article IV is to facilitate compliance by the Company with the provisions of Regulation AB and related rules and regulations of the Commission.  The Company shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act.  Each of the parties hereto acknowledges that interpretations of the requirements of
Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Company in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  The Custodian shall cooperate reasonably with the Company to deliver to the Company (including any of its assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Company to permit the Company to comply with the provisions of Regulation AB.

Section 4.2 Additional Representations and Warranties of the Custodian.

(a)   The Custodian hereby represents and warrants that the information set forth under the caption "Pooling and Servicing Agreement--Custodial
Arrangements" (the "Custodian Disclosure") in the Prospectus Supplement dated
October 26, 2006 relating to the Certificates does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)   The Custodian shall be deemed to represent to the Company as of the date hereof and on each date on which information is provided to the Company under Section 4.3 that, except as disclosed in writing to the Company prior to such date:  (i) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its Custodian obligations under this Agreement or any other Securitization Transaction as to which it is the custodian; (ii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it;
and (iii) there are no affiliations, relationships or transactions relating to the Custodian with respect to the Company or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as such terms are used in
Regulation AB) relating to the Securitization Transaction contemplated by the
Agreement, as identified by the Company to the Custodian in writing as of the
Closing Date (each, a "Transaction Party").

(c)   If so requested by the Company on any date following the Closing Date, the Custodian shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.  Any such request from the Company shall not be given more than once each calendar quarter, unless the Company shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

Section 4.3 Additional Information to Be Provided by the Custodian.  For so
long as the Certificates are outstanding, for the purpose of satisfying the
Company's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Company in writing of any material litigation or governmental proceedings pending against the
Custodian that would be material to Certificateholders, and (b) provide to the Company a written description of such proceedings.  Any notices and descriptions required under this Section 4.3 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event.
As of the date the Company or Master Servicer files each Report on Form 10-D or Form 10-K with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Section 4.3, if any, is materially correct and does not have any material omissions unless the Custodian has provided an update to such information.

Section 4.4 Report on Assessment of Compliance and Attestation.  On or before
March 15 of each calendar year, the Custodian shall:

(a)   deliver to the Company a report (in form and substance reasonably satisfactory to the Company) regarding the Custodian's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the
Company and signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Five hereto; and

(b)   deliver to the Company a report of a registered public accounting firm reasonably acceptable to the Company that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules
1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the
Exchange Act.

Section 4.5 Indemnification; Remedies.
(a)   The Custodian shall indemnify the Company, each affiliate of the
Company, the Master Servicer and each broker dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the
Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)   (A) any untrue statement of a material fact contained or alleged to be contained in the Custodian Disclosure and any information, report, certification, accountants' attestation or other material provided under this
Article IV by or on behalf of the Custodian (collectively, the "Custodian
Information"), or (B) the omission or alleged omission to state in the
Custodian Information a material fact required to be stated in the Custodian
Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(ii)  any failure by the Custodian to deliver any information, report, certification, accountants' attestation or other material when and as required under this Article IV.

(b)   In the case of any failure of performance described in clause (ii) of
Section 4.5(a), the Custodian shall promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Custodian

ARTICLE V

                           MISCELLANEOUS PROVISIONS

Section 5.1 Notices.  All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in each case the notice will be deemed delivered when received.

Section 5.2 Amendments.  No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and none of the Company, the Master Servicer or the Trustee shall enter into any amendment of or supplement to this Agreement except as permitted by the Pooling Agreement.  The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling
Agreement and furnish the Custodian with written copies thereof.

Section 5.3 GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE
UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED
IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT
REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401
AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 5.4 Recordation of Agreement.  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of
Certificates evidencing undivided interests in the aggregate of not less than
25% of the Trust Fund), but only upon direction accompanied by an Opinion of
Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

            For the purpose of facilitating  the recordation of this Agreement as herein  provided and for other  purposes,  this  Agreement  may be executed simultaneously  in any  number  of  counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 5.5 Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the
Certificates or the rights of the holders thereof.

                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS  WHEREOF,  this  Agreement  is  executed as of the date first above written.

Address:                                U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee

U.S. Bank Corporate Trust Services      By:
EP-MN-WS3D                              Name:
60 Livingston Avenue                    Title:
St. Paul, Minnesota  55107
Attn:  Structured Finance/RFMSI
2006-SA4

Address:                                RESIDENTIAL FUNDING MORTGAGE
                                        SECURITIES I, INC.

8400 Normandale Lake Boulevard          By:
Suite 250                               Name: Heather Anderson
Minneapolis, Minnesota  55437           Title:      Vice President

Address:                                RESIDENTIAL FUNDING COMPANY, LLC,
                                        as Master Servicer

8400 Normandale Lake Boulevard          By:
Suite 250                               Name: Christopher Martinez
Minneapolis, Minnesota  55437           Title:      Associate

Address:                                WELLS FARGO BANK, N.A.

Document Custody                        By:
One Meridian Crossings - 3rd Floor      Name:
Richfield, Minnesota  55423             Title:

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF RAMSEY        )

            On the ____ day of October,  2006,  before me, a notary  public in
and        for         said         State,         personally         appeared
_____________________________________________  known to me to be an Authorized
Officer of U.S.  Bank National  Association,  a national  banking  association organized  under the laws of the  United  States,  that  executed  the  within instrument,  and also known to me to be the person who  executed  it on behalf of  said  national  banking  association  and  acknowledged  to me  that  said national banking association executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[Notarial Seal]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

            On the ____ day of October,  2006,  before me, a notary  public in and for said State, personally appeared Heather Anderson,  known to me to be a
Vice President of Residential  Funding Mortgage Securities I, Inc., one of the
entities that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that said corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[Notarial Seal]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

            On the ____ day of October,  2006,  before me, a notary  public in and for said State,  personally appeared Christopher Martinez,  known to me to be an Associate of Residential Funding Company,  LLC, one of the entities that executed  the  within  instrument,  and also  known to me to be the person who executed  it on  behalf  of said  company,  and  acknowledged  to me that said company executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[Notarial Seal]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

            On the _____ day of October,  2006,  before me, a notary public in and for said State, personally appeared  _______________________________ known to me to be a  ________________________________________of  Wells  Fargo  Bank,
N.A., a national  banking  association,  that executed the within  instrument, and also  known to me to be the  person  who  executed  it on  behalf  of said national  banking  association,  and  acknowledged  to me that  such  national banking association executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[Notarial Seal]

                                 EXHIBIT ONE

                              FORM OF CUSTODIAN
                            INITIAL CERTIFICATION

                                          October 30, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota  55107
Attn:  Structured Finance/RFMSI Series 2006-SA4

      Re:   Custodial Agreement, dated as of October 30, 2006, by and among
            U.S. Bank National Association, Residential Funding Mortgage
            Securities I, Inc.,
            Residential Funding Company, LLC and Wells Fargo Bank, N.A.
            Mortgage Pass-Through Certificates, Series 2006-SA4

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the  above-captioned  Custodial
Agreement,  and  subject  to  Section  2.02  of  the  Pooling  Agreement,  the
undersigned,  as Custodian,  hereby  certifies that it has received a Mortgage
File  (which  contains  an original  Mortgage  Note or an  original  lost note affidavit with a copy of the related  Mortgage Note) to the extent required in
Section  2.01(b) of the Pooling  Agreement  with respect to each Mortgage Loan listed in the Mortgage Loan Schedule,  with any exceptions  listed on Schedule
A attached hereto.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                          WELLS FARGO BANK, N.A.

                                          By: ______________________________
                                          Name:
                                          Title:

                                 EXHIBIT TWO

                   FORM OF CUSTODIAN INTERIM CERTIFICATION

                                          ________________ ____, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota  55107
Attn:  Structured Finance/RFMSI Series 2006-SA4

      Re:   Custodial Agreement, dated as of October 30, 2006, by and among
            U.S. Bank National Association, Residential Funding Mortgage
            Securities I, Inc.,
            Residential Funding Company, LLC and Wells Fargo Bank, N.A.
            Mortgage Pass-Through Certificates, Series 2006-SA4

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the  above-captioned  Custodial
Agreement,  the  undersigned,  as  Custodian,  hereby  certifies  that  it has received a Mortgage File to the extent  required  pursuant to Section  2.01(b)
of the Pooling  Agreement  with  respect to each  Mortgage  Loan listed in the
Mortgage  Loan  Schedule,  and it has  reviewed  the  Mortgage  File  and  the
Mortgage Loan Schedule and has determined  that:  all required  documents have been  executed  and received  and that such  documents  relate to the Mortgage
Loans identified on the Mortgage Loan Schedule,  with any exceptions listed on
Schedule A attached hereto.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                          WELLS FARGO BANK, N.A.

                                          By: _______________________________
                                          Name:
                                          Title:

                                EXHIBIT THREE

                    FORM OF CUSTODIAN FINAL CERTIFICATION

                                          _____________, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota  55107
Attn:  Structured Finance/RFMSI Series 2006-SA4

      Re:   Custodial Agreement, dated as of October 30, 2006, by and among
            U.S. Bank National Association, Residential Funding Mortgage
            Securities I, Inc.,
            Residential Funding Company, LLC and Wells Fargo Bank, N.A.
            Mortgage Pass-Through Certificates, Series 2006-SA4

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the above  captioned  Custodial
Agreement,  the  undersigned,  as  Custodian,  hereby  certifies  that  it has received a Mortgage  File with  respect to each  Mortgage  Loan  listed in the
Mortgage  Loan Schedule and it has reviewed the Mortgage File and the Mortgage
Loan Schedule and has determined that: all required  documents  referred to in
Section  2.01(b) of the Pooling  Agreement have been executed and received and that such documents  relate to the Mortgage  Loans  identified on the Mortgage
Loan Schedule.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                          WELLS FARGO BANK, N.A.

                                          By: _______________________________
                                          Name:
                                          Title:

                                 EXHIBIT FOUR
                         FORM OF REQUEST FOR RELEASE

                                          DATE:

TO:

      RE:   REQUEST FOR RELEASE OF DOCUMENTS

            In  connection  with the  administration  of the pool of  Mortgage
Loans  held by you for the  referenced  pool,  we request  the  release of the
Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement,
Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)     Mortgage Loan Prepaid in Full
                                              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC
Authorized Signature

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * *
TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing
Agreement.

                                    Enclosed Documents:
                                    [ ] Promissory Note
                                    [ ] Primary Insurance Policy
                                    [ ] Mortgage or Deed of Trust
                                    [ ] Assignment(s) of Mortgage or Deed of
                                        Trust
                                    [ ] Title Insurance Policy
                                    [ ] Other:

Name_________________________________

Title________________________________

Date_________________________________

                                 EXHIBIT FIVE
        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

            The  assessment  of  compliance  to be delivered by the  Custodian shall  address,  at a minimum,  the criteria  identified  below as "Applicable
Servicing Criteria":

------------------------------------------------------------------------------
                                                                APPLICABLE
                                                                 SERVICING
                     SERVICING CRITERIA                          CRITERIA
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  REFERENCE                      CRITERIA
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                     GENERAL SERVICING CONSIDERATIONS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(i) Policies and procedures are instituted to
              monitor any performance or other triggers and
              events of default in accordance with the
              transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(ii)If any material servicing activities are
              outsourced to third parties, policies and
              procedures are instituted to monitor the third
              party's performance and compliance with such
              servicing activities.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(iiiAny requirements in the transaction agreements to maintain a back-up servicer for the pool
              assets are maintained.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(iv)A fidelity bond and errors and omissions
              policy is in effect on the party participating
              in the servicing function throughout the
              reporting period in the amount of coverage
              required by and otherwise in accordance with
              the terms of the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                    CASH COLLECTION AND ADMINISTRATION
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(i) Payments on pool assets are deposited into the appropriate custodial bank accounts and
              related bank clearing accounts no more than
              two business days following receipt, or such
              other number of days specified in the
              transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(ii)Disbursements made via wire transfer on behalf of an obligor or to an investor are made only
              by authorized personnel.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(iiiAdvances of funds or guarantees regarding
              collections, cash flows or distributions, and
              any interest or other fees charged for such
              advances, are made, reviewed and approved as
              specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              The related accounts for the transaction, such
              as cash reserve accounts or accounts
              established as a form of
              overcollateralization, are separately
              maintained (e.g., with respect to commingling
              of cash) as set forth in the transaction
1122(d)(2)(iv)agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(v) Each custodial account is maintained at a
              federally insured depository institution as
              set forth in the transaction agreements. For
              purposes of this criterion, "federally insured
              depository institution" with respect to a
              foreign financial institution means a foreign
              financial institution that meets the
              requirements of Rule 13k-1(b)(1) of the
              Securities Exchange Act.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(vi)Unissued checks are safeguarded so as to
              prevent unauthorized access.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(viiReconciliations are prepared on a monthly
              basis for all asset-backed securities related
              bank accounts, including custodial accounts
              and related bank clearing accounts. These
              reconciliations are (A) mathematically
              accurate; (B) prepared within 30 calendar days
              after the bank statement cutoff date, or such
              other number of days specified in the
              transaction agreements; (C) reviewed and
              approved by someone other than the person who
              prepared the reconciliation; and (D) contain
              explanations for reconciling items. These
              reconciling items are resolved within 90
              calendar days of their original
              identification, or such other number of days
              specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Investor Remittances and Reporting
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(3)(i) Reports to investors, including those to be
              filed with the Commission, are maintained in
              accordance with the transaction agreements and
              applicable Commission requirements.
              Specifically, such reports (A) are prepared in
              accordance with timeframes and other terms set
              forth in the transaction agreements; (B)
              provide information calculated in accordance
              with the terms specified in the transaction
              agreements; (C) are filed with the Commission
              as required by its rules and regulations; and
              (D) agree with investors' or the trustee's
              records as to the total unpaid principal
              balance and number of pool assets serviced by
              the servicer.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(3)(ii)Amounts due to investors are allocated and
              remitted in accordance with timeframes,
              distribution priority and other terms set
              forth in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Disbursements made to an investor are posted
              within two business days to the servicer's
              investor records, or such other number of days
1122(d)(3)(iiispecified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Amounts remitted to investors per the investor
              reports agree with cancelled checks, or other
1122(d)(3)(iv)form of payment, or custodial bank statements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Pool Asset Administration
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(i) Collateral or security on pool assets is              |X|
              maintained as required by the transaction
              agreements or related asset pool documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Pool assets and related documents are
              safeguarded as required by the transaction            |X|
1122(d)(4)(ii)agreements
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(iiiAny additions, removals or substitutions to
              the asset pool are made, reviewed and approved
              in accordance with any conditions or
              requirements in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(iv)Payments on pool assets, including any
              payoffs, made in accordance with the related
              pool asset documents are posted to the
              servicer's obligor records maintained no more
              than two business days after receipt, or such
              other number of days specified in the
              transaction agreements, and allocated to
              principal, interest or other items (e.g.,
              escrow) in accordance with the related pool
              asset documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(v) The servicer's records regarding the pool
              assets agree with the servicer's records with
              respect to an obligor's unpaid principal
              balance.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(vi)Changes with respect to the terms or status of an obligor's pool asset (e.g., loan
              modifications or re-agings) are made, reviewed
              and approved by authorized personnel in
              accordance with the transaction agreements and
              related pool asset documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(viiLoss mitigation or recovery actions (e.g.,
              forbearance plans, modifications and deeds in
              lieu of foreclosure, foreclosures and
              repossessions, as applicable) are initiated,
              conducted and concluded in accordance with the
              timeframes or other requirements established
              by the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(viiRecords documenting collection efforts are
              maintained during the period a pool asset is
              delinquent in accordance with the transaction
              agreements. Such records are maintained on at
              least a monthly basis, or such other period
              specified in the transaction agreements, and
              describe the entity's activities in monitoring
              delinquent pool assets including, for example,
              phone calls, letters and payment rescheduling
              plans in cases where delinquency is deemed
              temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(ix)Adjustments to interest rates or rates of
              return for pool assets with variable rates are
              computed based on the related pool asset
              documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(x) Regarding any funds held in trust for an
              obligor (such as escrow accounts): (A) such
              funds are analyzed, in accordance with the
              obligor's pool asset documents, on at least an
              annual basis, or such other period specified
              in the transaction agreements; (B) interest on
              such funds is paid, or credited, to obligors
              in accordance with applicable pool asset
              documents and state laws; and (C) such funds
              are returned to the obligor within 30 calendar
              days of full repayment of the related pool
              asset, or such other number of days specified
              in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xi)Payments made on behalf of an obligor (such as tax or insurance payments) are made on or
              before the related penalty or expiration
              dates, as indicated on the appropriate bills
              or notices for such payments, provided that
              such support has been received by the servicer
              at least 30 calendar days prior to these
              dates, or such other number of days specified
              in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xiiAny late payment penalties in connection with
              any payment to be made on behalf of an obligor
              are paid from the servicer's funds and not
              charged to the obligor, unless the late
              payment was due to the obligor's error or
              omission.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Disbursements made on behalf of an obligor are
              posted within two business days to the
              obligor's records maintained by the servicer,
              or such other number of days specified in the
1122(d)(4)(xiitransaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xivDelinquencies, charge-offs and uncollectible
              accounts are recognized and recorded in
              accordance with the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Any external enhancement or other support,
              identified in Item 1114(a)(1) through (3) or
              Item 1115 of Regulation AB, is maintained as
1122(d)(4)(xv)set forth in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------